Exhibit 99.1

Canopy Growth Establishes New US$200 Million At-The-Market Program to Strengthen the Company’s Financial Position

SMITHS FALLS, ON. August 29, 2025 -- Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC), a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives, announced today that the Company has established a new at-the-market equity program (the “ATM Program”) that allows Canopy Growth to issue and sell up to US$200 million of common shares of the Company (“Common Shares”) from treasury from time to time in concurrent public offerings in the United States (the “U.S. Offering”) and Canada; provided, however, that (i) sales of Common Shares in the ATM Program in Canada is limited to aggregate gross sales proceeds to the Company of up to US$50 million (or its Canadian dollar equivalent) (the “Canadian Offering”); and (ii) in no event will the combined gross sales proceeds of the ATM Program in the United States and Canada exceed US$200 million. Any Common Shares sold in the ATM Program will be sold in transactions made directly on the Nasdaq or the TSX or on any other available U.S. or Canadian trading market for the Common Shares. The volume and timing of sales under the ATM Program, if any, will be determined in the Company’s sole discretion and are subject to customary conditions precedent. The Common Shares will be distributed at market prices prevailing at the time of each sale or at certain other prices and, as a result, prices may vary as between purchasers and during the period of distribution under the ATM Program.

Canopy Growth intends to use the net proceeds from the ATM Program, if any, for investments in businesses and/or to fund any potential future acquisitions and for working capital and general corporate purposes, including the potential repayment of indebtedness.

Sales of Common Shares under the ATM Program will be made pursuant to the terms of an equity distribution agreement dated August 29, 2025 (the “Distribution Agreement”) entered into among the Company, BMO Nesbitt Burns Inc., as Canadian agent, and BMO Capital Markets Corp., as U.S. agent (collectively, the “Agents”). The ATM Program will be effective until the earliest of (A) June 5, 2027; (B) the issuance and sale of Common Shares having an aggregate offering price of US$200,000,000 on the terms and subject to the conditions set forth in the Distribution Agreement; (C) the date on which the Registration Statement (as defined below) ceases to be useable for sales of Shelf Securities (as defined in the Distribution Agreement) pursuant to General Instruction I.B.1 of Form S-3; (D) the date on which the Company receives notice from the U.S. Securities and Exchange Commission (the “SEC”) that the Registration Statement has ceased to be effective in accordance with applicable U.S. securities laws; and (E) the date on which the Distribution Agreement is terminated by the parties, in each case, subject to the terms of the Distribution Agreement. Notwithstanding the foregoing, the Canadian Offering will automatically terminate on the earliest to occur of (1) July 5, 2026, (2) the date on which the issuance and sale of Common Shares in the Canadian Offering equals US$50,000,000 (or the equivalent in Canadian currency), (3) the date on which the Company receives notice from the Ontario Securities Commission that the Canadian Shelf Prospectus (as defined below) has ceased to be effective in accordance with applicable Canadian securities laws, or (4) the date on which the Distribution Agreement is terminated pursuant to clauses (A) through (E) above; provided, however, that a termination of the Canadian Offering as contemplated by clauses (1), (2) and (3) above will in no case affect the U.S. Offering, and the Distribution Agreement will continue to remain in full force and effect with respect to the U.S. Offering. The Distribution Agreement replaces the equity distribution agreement, dated February 28, 2025, as amended, among the Company and the Agents, which terminated upon the Company’s entry into the Distribution Agreement.

The offering of Common Shares under the ATM Program is qualified by a prospectus supplement dated August 29, 2025 (the “Canadian Prospectus Supplement”) to the Company’s Canadian short form base shelf prospectus dated June 5, 2024 (the “Canadian Shelf Prospectus”), each filed with the securities commissions in each of the provinces and territories of Canada, and pursuant to a prospectus supplement dated August 29, 2025 (the “U.S. Prospectus Supplement”) to the Company’s U.S. base prospectus (the “U.S. Base Prospectus”) included in its registration statement on Form S-3 initially filed with the SEC on June 5, 2024, and amended on May 29, 2025 and May 30, 2025 (as amended, the “Registration Statement”). The Distribution Agreement, Canadian Prospectus Supplement and Canadian Shelf Prospectus are available on the SEDAR+ website at www.sedarplus.com, and the U.S. Prospectus Supplement, the U.S. Base Prospectus and the Registration Statement are available on EDGAR on the SEC’s website at www.sec.gov. Alternatively, these documents may be requested from the Agents by contacting, (i) in Canada: BMO Nesbitt Burns Inc. by mail at Brampton Distribution Centre, 9195 Torbram Road, Brampton, Ontario, L6S 6H2, attn: The Data Group of Companies, by email at torbramwarehouse@datagroup.ca or by telephone at 905-791-3151 ext. 4312; and (ii) in the United States: BMO Capital Markets Corp. by mail at 151 W 42nd Street, 32nd Floor, New York, NY 10036, attn: Equity Syndicate Department, by email at bmoprospectus@bmo.com, or by telephone at 800-414-3627.

No securities regulatory authority has either approved or disapproved of the contents of this news release. This news release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy the Common Shares, nor shall there be any sale of the Common Shares in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

More Information

Alex Thomas

Director, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a world leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to consumers, Canopy Growth delivers innovative products from owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space and Claybourne, as well as category defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Europe and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA’s portfolio includes ownership of Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC, a leading North American edibles brand, and majority ownership of Lemurian Inc., a California-based producer of high-quality cannabis extracts and clean vape technology.

At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the offer and sale of Common Shares under the ATM Program, including the timing and amounts thereof, and the use of any proceeds from the ATM Program.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Common Shares; risks relating to the overall macroeconomic environment, which may impact customer spending, costs and margins, including tariffs (and related retaliatory measures), the levels of inflation, and interest rates; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com and with the SEC through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2025, its subsequently filed quarterly reports on Form 10-Q and the Canadian Prospectus Supplement, Canadian Shelf Prospectus, U.S. Prospectus Supplement and U.S. Base Prospectus.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.